UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K/A
(Amendment No.1 to Form 8-K)

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 1, 2018 (February 28, 2018)

 Internap Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31989 (Commission File Number)	91-2145721 (IRS Employer Identification Number

 12120 Sunset Hills Road, Suite 330
Reston, VA 20190
(Address of Principal Executive Offices, Including Zip Code)

(404) 302-9700
(Registrant’s Telephone Number, Including Area Code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

This Current Report on Form 8-K/A (the "Form 8-K/A") is filed as an amendment to the Current Report on Form 8-K, filed by Internap Corporation (the “Company”) with the Securities and Exchange Commission on March 1, 2018 (the "Initial 8-K") disclosing the Company's completion of the acquisition SingleHop LLC (“SingleHop”).

This Form 8-K/A amends the Initial 8-K to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K and should be read in conjunction with the Initial 8-K.

Item 9.01	Financial Statements and Exhibits.
 (a) Financial Statements of Businesses Acquired

The audited consolidated balance sheet of SingleHop as of December 31, 2017 and audited consolidated statement of operations, comprehensive income, member’s equity, and cash flows of SingleHop for the year ended December 31, 2017, and the notes related thereto and the related independent auditor’s report of Plante & Moran, PLLC are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated statement of operations and comprehensive loss of the Company and SingleHop for the year ended December 31, 2017 and the notes related thereto are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d)  Exhibits

23.1Consent of Plante & Moran, PLLC, independent auditors for SingleHop

99.1Audited consolidated balance sheet of SingleHop as of December 31, 2017 and audited consolidated statement of operations, comprehensive income, member’s equity, and cash flows of SingleHop for the year ended December 31, 2017 , and the notes related thereto and the related independent auditor’s report of Plante & Moran, PLLC.

99.2Unaudited pro forma condensed consolidated statement of operations and comprehensive loss of the Company and SingleHop for the year ended December 31, 2017 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP CORPORATION

Date: May 16, 2018	By:	/s/ Robert Dennerlein
Robert Dennerlein
Chief Financial Officer